UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED

PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

226 Wyecroft Road

Oakville, Ontario L6K 3X7

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2015, Restaurant Brands International Inc. (the “Company”) held its 2015 Annual and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the eleven (11) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2016 Annual Meeting of Shareholders or until his successor is elected or appointed (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) approved, on an advisory basis, a shareholder vote on the compensation of the Company’s named executive officers every one year, (iv) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2016 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, (v) approved and ratified the Company’s 2014 Omnibus Incentive Plan and Contingent Award Grants (as defined in the Proxy Statement), and (vi) approved a reduction of the stated capital of the Company’s common shares to US$1 billion. The voting results for each proposal are as follows:

Proposal 1: Election of the eleven (11) directors specifically named in the proxy statement, each to serve until the close of the 2016 Annual Meeting of Shareholders or until his successor is elected or appointed:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes	% of Votes Cast For
Alexander Behring	469,279,246	4,275,750	12,493,349	99.1%
Marc Caira	471,103,074	2,462,658	12,482,661	99.5%
Martin E. Franklin	428,078,150	45,442,586	12,527,657	90.4%
Paul J. Fribourg	427,955,205	45,610,372	12,482,663	90.4%
John A. Lederer	472,438,473	1,127,243	12,482,666	99.8%
Thomas V. Milroy	468,775,657	4,790,074	12,482,662	99.0%
Alan C. Parker	429,324,358	44,240,824	12,483,211	90.7%
Daniel S. Schwartz	471,644,115	1,910,271	12,494,007	99.6%
Carlos Alberto Sicupira	470,910,743	2,654,421	12,483,219	99.4%
Roberto Moses Thompson Motta	469,848,298	3,716,883	12,483,212	99.2%
Alexandre Van Damme	472,377,273	1,187,817	12,483,212	99.8%

Proposal 2: Approval, on an advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes	% of Votes Cast For
464,430,293	7,926,572	1,208,161	12,483,259	98.1%

Proposal 3: Approval, on an advisory basis, of the frequency of the shareholder vote on the compensation of the Company’s named executive officers (every three, two or one year):

1 Year	2 Years	3 Years	Number of Votes Withheld	Broker Non-Votes	% of Votes Cast For
464,227,416	79,677	9,091,167	131,090	12,519,038	98.1%

Proposal 4: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2016 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes	% of Votes Cast For
436,719,539	49,324,769	4,080	89.9%

Proposal 5: Approval and ratification of the Company’s 2014 Omnibus Incentive Plan and the Contingent Award Grants (as defined in the Proxy Statement):

Number of Votes For	Number of Votes Against	Broker Non-Votes	% of Votes Cast For
465,367,556	8,197,169	12,483,668	98.3%

Proposal 6: Approval of a reduction of the stated capital of the Company’s common shares to US$1 billion:

Number of Votes For	Number of Votes Against	Broker Non-Votes	% of Votes Cast For
473,140,398	410,557	12,483,421	99.9%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

/s/ Jill Granat
Date: June 19, 2015	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary